SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUMMER ENERGY HOLDINGS, INC.
(Name of the Registrant as Specified In Its Charter)

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SUMMER ENERGY HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2014

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting (the “Annual Meeting”) of Stockholders of Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), will be held on Friday, June 13, 2014, at 9:30 a.m. Central Standard Time at the Company’s principal executive offices, located at 800 Bering Drive, Suite 260, Houston, Texas 77057 for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1.	To elect two Class II Directors: Tom O’Leary and James Stapleton, each to serve for a three year term;

2.	To ratify the appointment of LBB & Associates Ltd., LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2014; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on April 22, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board”) recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

For admission to the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock (the “Common Stock”) or the Series B Preferred Stock (the “Series B Preferred Stock”) as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/SUMMER2014 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Houston, Texas	/s/ Neil M. Leibman
April 28, 2014
Neil M. Leibman
Chief Executive Officer

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
JUNE 13, 2014

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Summer Energy Holdings, Inc. (the “Company”) to be voted at the Annual Meeting to be held at the Company’s principal executive offices, located at 800 Bering Drive, Suite 260, Houston, Texas on June 13, 2014, at 9:30 a.m. Central Standard Time, and any and all adjournment(s) or postponement(s) thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about April 29, 2014 and being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will be first sent on or about May 2, 2014 to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Summer Energy,” the “Company,” “we,” “us” and “our” shall refer to Summer Energy Holdings, Inc.

The persons named as proxies, Neil M. Leibman and Jaleea P. George, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the two nominees to serve as Class II directors on our Board listed in the Proxy Statement, and FOR the ratification of LBB & Associates, Ltd., LLP to serve as our independent registered public accountants for the year ending December 31, 2014.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 800 Bering Drive, Suite 260, Houston, Texas 77057, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect two Class II directors, to ratify the appointment of LBB & Associates Ltd., LLP to serve as our independent registered public accountants for the year ending December 31, 2014, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

The holders of shares of our common stock (the “Common Stock”) and our Series B Preferred Stock (the “Series B Preferred Stock”) are entitled to vote on all matters that properly come before the Annual Meeting.  The Series B Preferred Stock votes with our common stock on an as-converted basis. As of the Record Date, we had 1,800,000 shares of Series B Preferred Stock outstanding. The holders of the outstanding Series B Preferred Stock will be entitled to vote a total of 1,800,000 shares of Common Stock issuable upon the conversion of the Series B Preferred Stock on all matters properly brought before the Annual Meeting. The shares of Common Stock issuable upon the conversion of the Series B Preferred Stock (subject to the issuance limitation) are included in the determination of the number of shares present at the meeting for quorum purposes.

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	by proxy: you may complete the proxy card and mail it to the Company;

•	by Internet or telephone in accordance with the instructions in the proxy card; or

•	in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock or Series B Preferred Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock or Series B Preferred Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock or Series B Preferred Stock should be voted on a matter, the shares of Common Stock or Series B Preferred Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 800 Bering Drive, Suite 260, Houston, Texas 77057 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 713-375-2793.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, April 22, 2014. As of the Record Date, 14,050,632 shares of Common Stock par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote. As of the Record Date, there were 1,800,000 shares of our Series B Preferred Stock issued and outstanding.  As noted above, the Series B Preferred Stock votes with our Common Stock on an as-converted basis. The holders of the outstanding Series B Preferred Stock will be entitled to vote a total of 1,800,000 shares of Common Stock that would be issuable upon the conversion of the Series B Preferred Stock.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Common Stock and Series B Preferred Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing at least 7,925,317 votes must be present in person or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter. Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 2 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the two nominees for director who receive the most votes will be elected.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two, Ratification of LBB & Associates Ltd., LLP as our Independent Registered Public Accountants. Ratification of LBB & Associates requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 800 Bering Drive, Suite 260, Houston, Texas, 77057, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2015 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2015 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 800 Bering Drive, Suite 260, Houston, Texas, 77057, no later than December 7, 2014 in order to be considered for inclusion in the Company’s proxy statement relating to the 2015 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2015 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until February 20, 2015; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors, divided among three classes.  Our Class I Directors, whose term will expire at the annual meeting of our stockholders in the year 2016, are J. Mace Meeks and Andrew Bursten.  Our Class II Directors, whose terms will expire at the Annual Meeting, are Tom O’Leary and James Stapleton.  Management has nominated Tom O’Leary and James Stapleton to serve as the Class II Directors.  The term of the Class II Directors who are elected at the Annual Meeting will expire at the annual meeting of our stockholders in the year 2017.  Our Class III Directors, whose terms will expire at the annual meeting of our stockholders in the year 2015, are Jaleea George, Neil Leibman and Stuart Gaylor.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the two nominees for election as directors at the Annual Meeting and the five directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our common stock beneficially owned by each director, as of April 22, 2014, is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for Election as Directors

Name	Age	Position with the Company
Tom O’Leary	57	Director
James Stapleton	51	Director

Tom D. O’Leary, 57. Tom O’Leary has been a member of the Company’s Board since 2013. Mr. O’Leary is currently the CEO and COO of Horizon Power and Light, LLC (“Horizon”) and REP Energy, LLC (“REP Energy”), both retail electric providers in the Northeastern United States and has served in such positions since 2006. Neither Horizon nor REP Energy is a competitor of the Company. Mr. O’Leary is also currently the President of PDS Management Group, LLC, a project development and construction management firm for commercial, industrial, institutional, entertainment and retail, hospitality and mixed-use developments with projects primarily in Texas and the southwest.  Mr. O’Leary currently serves on the board of directors and as treasurer of USGBC Texas Gulf Coast Chapter.  Mr. O’Leary also currently serves on the board of directors of the Memorial Park Conservancy and the Houston Arboretum and was the Arboretum’s president from 2009-2011. From 2002-2005, Mr. O’Leary served on the board of Gexa Energy Corp., a pioneer in the Texas retail electricity marketplace.  Mr. O’Leary has previously served as a director of other private and public companies, as well as a director of various other charitable organizations.  Mr. O’Leary received a bachelor’s degree in Architecture and a Masters of Business Administration from the University of Houston.

Mr. O’Leary’s industry experience has given him extensive knowledge of the Company’s business model and he brings leadership and unique perspective to the Board.

James P. Stapleton, 51. James Stapleton has been a member of the Company’s Board since March, 2012.  Mr. Stapleton is currently the CFO at Ozone International, LLC, which provides ozone equipment and solutions to food processors.  From February 2012 to June 2012 Mr. Stapleton was the CFO for Jones Soda (NASDAQ: JSDA).  From 2007 to 2011, Mr. Stapleton was a consultant and advisor to small publicly traded companies.  From May 2005 through July 2007, Mr. Stapleton was the Chief Financial Officer of Bionovo (NASDAQ: BNVI).  From January 2003 through April 2005 Mr. Stapleton was the Chief Financial Officer of Auxilio (OTCBB: AUXO). From 1996 through 2002, Mr. Stapleton was employed in a variety of positions for Prosoft Training (NASDAQ: POSO), including Corporate Secretary, Vice President of Investor relations, and Chief Financial Officer. Mr. Stapleton was Chief Financial Officer of BioTek Solutions, Inc. from 1995 through February 1996.  Mr. Stapleton graduated from the University of California at Irvine (UCI) in 1995 with an MBA, and from the University of Washington in 1985 with a BA in Economics.

Mr. Stapleton brings corporate governance and financial expertise to the Board garnered through his leadership positions and board service with other entities.  His experience and qualifications provide sound governance and financial leadership to the board.

Directors Whose Terms Expire in 2015

Jaleea P. George, 52. Jaleea George has been a member of the Company’s Board since March, 2012.  She is the Company’s Secretary, Treasurer and Chief Financial Officer, was a founding member of Summer Energy, LLC, and manages all financial operations of the Company.  Since 2007 Ms. George has performed accounting and financial functions in the Maryland and District of Columbia markets for Horizon Power & Light, LLC (“Horizon”).  Horizon is not a competitor of the Company.  Ms. George has extensive accounting, taxation and administration experience.  Ms. George has served in various financial positions that encompassed a diverse range of industry experience, including a 9,600 mile pipeline company covering several states, an international manufacturing company with operations in thirty-two countries, and a project developer of a 50 megawatt wood-waste biomass fired electricity generations facility.  Prior to joining Horizon, Ms. George served as the Director of Finance of a major not-for-profit organization.  Ms. George graduated from The University of Texas at Austin with a BBA in accounting and is certified by the Texas State Board of Public Accountancy.  She is a member of the American Institute of Certified Public Accountants (AICPA), Texas Society of CPAs (TSCPA) and the Houston Chapter of TSCPA.

Ms. George’s financial and accounting experience, particularly in the retail electric industry, provides the Board with necessary skills and expertise due to her extensive knowledge of our industry and in-depth knowledge of our business and operations.

Neil M. Leibman, 54. Neil Leibman has been a member of the Company’s Board since January, 2013.  Mr. Leibman is the Company’s Chief Executive Officer.  From January 2013 through February 2014, Mr. Leibman served as the Company’s President and Chief Executive Officer.  Since 2006, Mr. Leibman was Chairman and CEO of Aspen Pipeline, LP, a company which develops and operates midstream pipeline projects, primarily in Texas.  Since 2006 Mr. Leibman has also been an officer of Horizon Power and Light, LLC (“Horizon”) and REP Energy, LLC (“REP Energy”).  Horizon and REP Energy are both retail electric providers in other states; however neither Horizon nor REP Energy is a competitor of the Company.  Mr. Leibman served, from 2001-2005, as Chairman and CEO of Gexa Energy Corp., a pioneer in the Texas retail electricity marketplace, where he helped grow the company from a start-up to an established firm with revenues of $500 million, and also oversaw the sale of that company to FPL Group, Inc. (NYSE: FPL) in June 2005.  Prior to his time at Gexa, Mr. Leibman was an entrepreneur and corporate attorney, investing in and advising a variety of companies.  Mr. Leibman currently serves on the board of the Texas Rangers, the Texas Rangers Foundation, Tumbleweed Resources, LLC and the St. Francis Episcopal Day School.  Mr. Leibman has previously served as a director of both private and public companies, as well as a director of various charitable organizations.  Mr. Leibman received a BA from Emory University and a Masters of Business Administration and Juris Doctorate, with honors, from the State University of New York, Buffalo.

Mr. Leibman’s industry experience has given him extensive knowledge of the Company’s business model and brings leadership and unique perspective to the Company and the Board.

Stuart C. Gaylor, 52. Stuart Gaylor has been a member of the Company’s Board since March, 2012 and was elected Chairman of the Board in April, 2012.  Mr. Gaylor is President and CFO of Al’s Formal Wear of Houston, Ltd and related companies. A native Houstonian, Mr. Gaylor has helped develop his family’s Houston based rental and retail business into a regional formalwear powerhouse.  He joined Al’s Formal Wear in late 1984 as the company’s controller.  He became President in 1996.  Currently, the company has approximately 90 retail stores under the name Al’s Formal Wear, over 1000 wholesale tuxedo dealers, and over 400 employees in Arkansas, Colorado, Louisiana, New Mexico, Oklahoma and Texas. Mr. Gaylor served as a director of Gexa Energy from 2002-2005. Mr. Gaylor attended the University of Texas at Austin, graduating with a BBA in Accounting and Data Processing in 1983.  Upon college graduation, Mr. Gaylor worked briefly at Ernst & Whinney, where he earned his CPA certificate.

Mr. Gaylor’s experience in managing a large organization provides the Board invaluable business strategy and leadership experience.  Further, Mr. Gaylor’s previous experience on the board of a retail electric provider in Texas will prove valuable as the Company pursues its business plan.

Directors Whose Terms Expire in 2016

Jefferey Mace Meeks, 48. J. Mace Meeks has been a member of the Company’s Board since March, 2012.  Mr. Meeks has been a partner at Dean & Draper Insurance Agency, LP since 1996.   Upon graduating from Rice University in 1989, Mace entered the insurance industry.  He has accumulated 23 years of knowledge and expertise in his field.  As a partner with Dean & Draper Insurance Agency, LP since 1996, Mr. Meeks has been the leading producer developing a broad foundation in commercial insurance, personal insurance, and employee benefits.  With over 800 specific clients, Mr. Meeks prides himself on developing a tailor made insurance program to fit each client.

Mr. Meeks’ background and experience in the risk management and insurance industry brings to the board strategic planning and risk management skills that are important to the implementation of our growth strategies and oversight of the Company and operational risk management.

Andrew Bursten, 54.  Andrew Bursten has been a member of the Company’s Board since 2013.  Since 2007, Andrew Bursten has been a private investor and entrepreneur.  Prior to that time, Mr. Bursten served as Chairman of CyrusOne, an outsourced data center service provider, from inception in 2000 until 2007, when it was successfully sold to a private equity investment firm. Prior to CyrusOne, Mr. Bursten co-founded and served as the President of Coastal Telephone Company, a long distance telecommunications company in 1985.  Through his leadership, Coastal Telephone Company grew from a Texas based company to servicing over 100,000 customers in 19 states.  In 1999, Coastal Telephone Company was successfully sold to Eclipse Telecommunications, a subsidiary of IXC Communications (NASDAQ: IIXC).

Mr. Bursten currently serves on the Board of Directors for a variety of non-profit organizations.  He is a member of the Board of Trustees and on the Executive Committee for The Emery Weiner School and a former Executive Committee member and current Advisory Board member for the Holocaust Museum Houston.  He has also served on the Boards of The Alley Theater, Bellaire Little League, The Fay School, Congregation Emanu El and The Evelyn Rubenstein Jewish Community Center.  Mr. Bursten attended Tulane University and later received his law degree from The Thurgood Marshall School of Law.

Mr. Bursten brings corporate governance expertise to the Board garnered through his leadership positions and board service with other entities. His experience and qualifications will provide sound governance leadership to our Board.

Board Meeting and Attendance

During fiscal year 2013, our Board held fifteen (15) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business.  Each director attended at least 90% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board has affirmatively determined that the following members of the Board meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards:  James Stapleton, J. Mace Meeks, Stuart Gaylor, Tom O’Leary, and Andrew Bursten.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Leibman serves as Chief Executive Officer while Mr. Gaylor is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Andrew Bursten, J. Mace Meeks and Tom O’Leary, with Mr. Meeks acting as chairperson of the committee.  Each of Messrs. Bursten, Meeks and O’Leary meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met one time during the fiscal year ended December 31, 2013. The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.summerenergy.com.

Audit Committee

The Audit Committee is presently composed of James Stapleton, who serves as chairperson, Stuart Gaylor and J. Mace Meeks, all of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. The Board has also determined that each of James Stapleton and Stuart Gaylor is an “audit committee financial expert,” as defined by the SEC rules. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met four (4) times during the fiscal year ended December 31, 2013. The Audit Committee operates under a written charter adopted by the Board, which is available on our company website at www.summerenergy.com and is included herewith as Annex A.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Tom O’Leary, who serves as chairperson, Andrew Bursten, and Stuart Gaylor, all of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, which is available on our company website at www.summerenergy.com.  The Nominating and Corporate Governance Committee met one (1) time during the fiscal year ended December 31, 2013.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board. In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057. All referrals will be compiled by the Chief Financial Officer and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a “code of ethics,” as defined in Item 406(b) of the SEC’s Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Ethics is attached as Exhibit 14.1 to our Form 10-Q, filed with the SEC on May 15, 2012, is available on our website, www.summerenergy.com, and is available upon written request to the Company’s Secretary at 800 Bering Drive, Suite 260, Houston, Texas 92691, Attn: Corporate Secretary.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders. One non-executive member attended the 2013 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Neil M. Leibman	54	Chief Executive Officer
Jaleea P. George	52	Chief Financial Officer, Secretary, Treasurer
Roderick L. Danielson	55	President of Supply Management
Angela Hanley	36	President

All officers serve at the discretion of the Board.

For additional information with respect to Mr. Leibman and Ms. George, who also serve as a members of our Board, please refer to their profiles set forth above under the section titled “ELECTION OF DIRECTORS.”

Roderick L. Danielson. Roderick (“Rod”) L. Danielson was appointed as the Company’s President of Supply Management in January, 2013, having previously served as the Company’s President and Chief Executive Officer.  Mr. Danielson was a founding member of Summer Energy, LLC, and manages the overall operations of the Company.  Mr. Danielson manages risk management, wholesale power purchase, customer load forecasting, balancing, settlement, and scheduling functions for the Company.  Since 2006 Mr. Danielson has performed similar functions in the Maryland and District of Columbia markets for Horizon Power and Light, LLC (“Horizon”); and for REP Energy LLC, where he managed those functions in the Massachusetts market.  Horizon and REP Energy, LLC are both retail electric providers; however neither Horizon nor REP Energy, LLC is a competitor of the Company.  Prior to that time, and through 2005, Mr. Danielson served as Vice President, Chief Supply Officer of Gexa Energy (“Gexa”), where he performed similar functions in the Texas, Massachusetts and New York markets.  Mr. Danielson was responsible for a power supply portfolio in excess of 1,000 Megawatts for Gexa, which became a subsidiary of Florida Power and Light in 2005.  Additionally, he served on Gexa’s management committee, overseeing operational issues ranging from customer service to retail transactions.  Mr. Danielson has been a voting member on the Electric Reliability Council of Texas (ERCOT) wholesale market sub-committee, which oversees wholesale supply issues, nodal transition, and various other operational matters for the ERCOT market.  Mr. Danielson has a BS in Petroleum Engineering from The University of Texas at Austin and an MBA from the University of Houston.

Angela Hanley. Angela Hanley was appointed President of the Company in February 2014, having previously served as the Company’s Senior Vice President of Operations and Marketing from February, 2013 through February 2014.  Ms. Hanley has over 10 years of experience in the Texas electricity and natural gas market. Ms. Hanley is responsible for all operational, day to day activities of the Company as well as sales and marketing efforts.  Ms. Hanley served as a vice president of operations and marketing for the Company’s subsidiary, Summer Energy, LLC, from April 2011 through February 2014, where she helped launch Summer Energy, LLC’s initial marketing efforts and assisted with operations.  From January 2009 until she joined Summer Energy, LLC, Ms. Hanley was the Regional Marketing Manager for Atmos Energy, one of the country’s largest natural-gas-only distributors selling natural gas supply and services to industrial and commercial customers in Tennessee, Alabama, Kentucky and Texas.  From October 2007 through December 2008, Ms. Hanley served as President, Operations for Horizon Power & Light, LLC, a retail electric provider in the Northeast. Since 2002 Ms. Hanley has held various marketing positions for other retail electric providers in Texas including Business Development Manager, Marketing Manager, and Director of Sales. Ms. Hanley has a Bachelor of Science degree from Stephen F. Austin State University in Nacogdoches, Texas.  She is also a member of the Women’s Energy Network.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by (i) our Chief Executive Officer of the Company and (ii) the three most highly compensated executive officers or individuals in addition to the Chief Executive Officer.

Name and Principal Position	Year	Salary ($)	Bonuses and Commissions ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)
Roderick L. Danielson (3)	2013	$156,000	$-	$-	$-	$7,776	$163,776
President, Supply Management	2012	$156,000	$-	$-	$-	$9,093	$165,093

Neil M. Leibman (4)	2013	$55,385	$-	$-	$35,942	$-	$91,327
Chief Executive Officer	2012	$-	$-	$-	$-	$-	$-
Angela Hanley (5)	2013	$135,000	$-	$21,000	$-	$-	$156,000
President	2012	$135,000	$-	$-	$-	$-	$135,000

Jaleea P. George (6)	2013	$110,000	$-	$-	$-	$3,569	$113,569
Chief Financial Officer, Secretary and Treasurer	2012	$110,000	$-	$-	$-	$3,694	$113,694

(1)
A discussion of the methods used in the calculation of these values may be found in Note 6 to the consolidated financial statements which is in Part IV, Item 15 of our 2013 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2013 fiscal year computed in accordance with ASC Topic 718.

(2)
The Company paid Ms. George’s costs related to her certified public accounting license, including licensing fees and costs related to her continuing education.  The Company also paid an additional medical allowance to Mr. Danielson.

(3)
Mr. Danielson served as the President and Chief Executive Officer of the Company from March 27, 2012 through January 21, 2013, at which time he was appointed President of Supply Management.  The amounts paid to Mr. Danielson prior to March 27, 2012 were paid by the Company’s subsidiary, Summer Energy, LLC for his services as managing member thereof.

(4)
Mr. Leibman was appointed as the Company’s President and Chief Executive Officer on January 21, 2013. Effective February 3, 2014, Mr. Leibman resigned as President and currently serves as Chief Executive Officer.  Prior to January 21, 2013 he was not employed by the Company.  On January 21, 2013, as a component of his salary, the Company granted a stock option to purchase 250,000 shares of the Company’s Common Stock to Mr. Leibman. The options covering a total of 125,000 shares vested on December 31, 2013 and options covering a total of 125,000 shares will vest on December 31, 2014.  The 250,000 options have an estimated fair value of $35,942.  The stock options have an exercise price of $1.00 per share and will expire ten (10) years from the date of grant.

(5)
Ms. Hanley was appointed as President effective February 3, 2014.  From February 11, 2013 through February 3, 2014, Ms. Hanley was Executive Vice President of Operations and Marketing.  Prior to that time, Ms. Hanley was Vice President of Operations and Marketing for the Company’s subsidiary, Summer Energy, LLC.  During the fiscal year ended December 31, 2013, the Company granted Ms. Hanley 25,000 shares of restricted stock which vested in February 2014 as a component of her compensation. The shares of restricted stock had an estimated value of $21,000 on the date of grant.

(6)
Ms. George was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer on March 27, 2012.  The amounts paid to Ms. George prior to March 27, 2012, were paid by the Company’s subsidiary, Summer Energy, LLC for her services as a managing member thereof.

Narrative to Summary Compensation Table

On March 27, 2012, Roderick L. Danielson was appointed as our President and Chief Executive Officer (“CEO”). Mr. Danielson served as CEO and as a member of the Board until January 21, 2013, at which time he was reassigned by the Board to the position of President of Supply Management and also resigned as a member of the Board.  Mr. Danielson began receiving a salary from Summer Energy, LLC in November, 2011 in his capacity as a managing member thereof.  Following the acquisition of Summer Energy, LLC by the Company, Mr. Danielson began receiving a salary as an officer of the Company, with a base salary of $156,000.  In connection with his appointment as President of Supply Management, the Company entered into an Executive Employment Agreement with Mr. Danielson, effective as of February 11, 2013 (the “Danielson Employment Agreement”). The Danielson Employment Agreement provides that Mr. Danielson will be employed by the Company as President of Supply Management, for an initial term beginning on February 11, 2013 and ending on December 31, 2014, at an initial base salary of $156,000.  Mr. Danielson will also be eligible to receive two future grants of 25,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company as more specifically set forth in the Danielson Employment Agreement. The Danielson Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  In the event Mr. Danielson is terminated without cause or resigns for good reason (as defined in the employment agreement), he will be entitled to receive severance pay consisting of (i) twelve (12) months of his base salary in effect immediately prior to such termination; and (ii) all unvested stock options granted to Mr. Danielson pursuant to the employment agreement will accelerate and immediately vest on such date of termination. In the event of a change of control of the Company (as defined in the employment agreement), all of Mr. Danielson’s unvested stock options granted to him by the Company pursuant to the employment agreement shall immediately vest.  Mr. Danielson is also subject to a non-solicitation and non-compete covenant for a period of one (1) year following the termination of Mr. Danielson’s employment for any reason.

Effective January 21, 2013, the Board appointed Neil M. Leibman to serve as the Company’s President and Chief Executive Officer.  Mr. Leibman was also appointed to the Board to fill the vacancy created by the resignation of Mr. Danielson.  The Company and Mr. Leibman entered into an employment agreement (the “Leibman Employment Agreement”) as of his joining the Company on January 21, 2013 which continues through December 31, 2014.  The Leibman Employment Agreement will automatically renew for subsequent 12 month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent 12 months.  Mr. Leibman’s compensation, set forth in the Leibman Employment Agreement, includes an annual base salary of $60,000.  Mr. Leibman also received 250,000 options to purchase Common Stock of the Company.  One-half of the options vested on December 31, 2013, and the remaining one-half will vest on December 31, 2014.  He will also be eligible to receive two future grants of 50,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company.  The stock options were issued pursuant to the Company’s 2012 Stock Option and Stock Award Plan.  The Leibman Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  In the event Mr. Leibman is terminated without cause or resigns for good reason (as defined in the employment agreement), Mr. Leibman will be entitled to receive severance pay consisting of (i) six (6) months of his base salary in effect immediately prior to such termination; and (ii) all unvested stock options granted to Mr. Leibman pursuant to the employment agreement will accelerate and immediately vest on such date of termination. In the event of a change of control of the Company (as defined in the employment agreement), all of Mr. Leibman’s unvested stock options granted to him by the Company pursuant to the Leibman Employment Agreement shall immediately vest.  Mr. Leibman is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Mr. Leibman’s employment for any reason.  Effective February 3, 2014, Mr. Leibman resigned as the Company’s President and continues to serve as Chief Executive Officer.

On March 27, 2012, Jaleea P. George was appointed as our Secretary, Treasurer and Chief Financial Officer (“CFO”).  Effective February 11, 2013, the Company entered into a written employment agreement with Ms. George to serve as Secretary, Treasurer and CFO of the Company (the “George Employment Agreement”).  Ms. George will continue to report to the Board and will have duties and responsibilities assigned by the Board.  The George Employment Agreement continues through December 31, 2014.  The George Employment Agreement will automatically renew for subsequent 12 month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent 12 months.  Ms. George’s compensation, set forth in the George Employment Agreement, includes an annual base salary of $110,000.  Ms. George will also be eligible to receive two future grants of 25,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company. The George Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  In the event Ms. George is terminated without cause or resigns for good reason (as defined in the employment agreement), she will be entitled to receive severance pay consisting of (i) six (6) months of her base salary in effect immediately prior to such termination; and (ii) all unvested stock options granted to Ms. George pursuant to the George Employment Agreement will accelerate and immediately vest on such date of termination. In the event of a change of control of the Company (as defined in the employment agreement), all of Ms. George’s unvested stock options granted to her by the Company pursuant to the George Employment Agreement shall immediately vest.  Ms. George is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Ms. George’s employment for any reason.

Effective February 3, 2014, the Board Appointed Angela Hanley to serve as President of the Company.  From February 11, 2013 through February 3, 2014, Ms. Hanley served as Senior Vice President, Operations and Marketing of the Company.  The Company and Ms. Hanley entered into a written employment agreement which continues through December 31, 2014 (the “Hanley Employment Agreement”).  The Hanley Employment Agreement will automatically renew for subsequent 12 month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent 12 months.  Ms. Hanley’s compensation, set forth in the Hanley Employment Agreement, includes an annual base salary of $135,000.  Mr. Hanley was also granted 25,000 shares of restricted stock pursuant to the Company’s 2012 Stock Option and Stock Award Plan, which shares vest one (1) year from the date of her employment agreement.  Ms. Hanley will also be eligible to receive two future grants of 25,000 options to purchase Common stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company. The Hanley Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  In the event Ms. Hanley is terminated without cause or resigns for good reason (as defined in the employment agreement), she will be entitled to receive severance pay consisting of (i) six (6) months of her base salary in effect immediately prior to such termination; and (ii) all unvested stock options and restricted shares of stock granted to Ms. Hanley pursuant to the Hanley Employment Agreement will accelerate and immediately vest on such date of termination. In the event of a change of control of the Company (as defined in the employment agreement), all of Ms. Hanley’s unvested stock options and restricted shares of stock granted to her by the Company pursuant to the Hanley Employment Agreement shall immediately vest.  Ms. Hanley is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Ms. Hanley’s employment for any reason.  Effective February 3, 2014, in conjunction with Ms. Hanley’s appointment as President of the Company, the Company and Ms. Hanley entered into an amendment (the “Amendment”) to the Hanley Employment Agreement.  The Amendment, which has an effective date of February 3, 2014, provides that Ms. Hanley will transition from her role as Vice President, Operations and Marketing to serve as the Company’s President, and restructured her incentive compensation.  Pursuant to the terms of the Amendment and in conjunction with her appointment, Ms. Hanley was granted an option to purchase 25,000 shares of the Company’s Common Stock.  One-half of the options vested immediately, and the remaining one-half will vest on August 3, 2014, so long as Ms. Hanley remains the President of the Company.  She will also be eligible to receive a future grant of 25,000 options to purchase common stock of the Company upon reaching certain milestones related to the number of retail electricity customers and financial performance of the Company.  The stock options were issued pursuant to the Company’s 2012 Stock Option and Stock Award Plan.

The foregoing summary of the terms of the George Employment Agreement, the Danielson Employment Agreement and the Hanley Employment Agreement and Amendment are qualified in their entirety to the actual terms of such agreements, which are included as Exhibits 10.1, 10.2 and 10.3, respectively, of the Company’s Current Report on Form 8-K filed February 14, 2013, and, as to the Amendment, as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed February 6, 2014.  The foregoing summary of the terms of the Leibman Employment Agreement are qualified in their entirety to the actual terms of such agreement, which is included as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed January 23, 2013.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

The following table details all outstanding equity awards held by Named Executive Officers at December 31, 2013.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Neil M. Leibman	125,000	125,000	(1)	-	$1.00	1/21/2023	-		-		-	-
Angela Hanley	-	-		-	-	-	25,000	(2)	$21,000	(3)	-	-

(1)	These options will vest on December 31, 2014.
(2)	These shares of restricted stock vested on February 11, 2014.
(3)
A discussion of the methods used in the calculation of these values may be found in Note 6 to the consolidated financial statements which is in Part IV, Item 15 of our 2013 Annual Report on Form 10-K.  These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2013 fiscal year computed in accordance with ASC Topic 718.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2013 with respect to our existing equity compensation plans under which shares of our Common Stock are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1):	328,750	$1.12	306,250
Equity compensation plans not approved by security holders (2):	531,000	$1.50	-
Total	859,750		306,250

(1)	This plan is the 2012 Stock Option and Stock Award Plan.
(2)	From time to time and at the discretion of the Board, we may issue warrants and stock options to our key individuals or officers as performance based compensation.

DIRECTOR COMPENSATION FOR 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stuart Gaylor	—		513.00	—	—	—	513.00
J. Mace Meeks	—		513.00	—	—	—	513.00
James Stapleton	—		513.00	—	—	—	513.00
Andrew Bursten	—		513.00	—	—	—	513.00
Tom O’Leary	—		513.00	—	—	—	513.00

Narrative to Director Compensation Table

Beginning in August 2013, the Company elected to compensate its non-employee directors for their service on the Board with a grant of options to purchase up to 25,000 shares of the Company’s Common Stock on an annual basis, granted quarterly.   In the 2013 fiscal year, a total of 12,500 options to purchase the Company’s Common Stock were granted to each non-executive director with an exercise price of $1.50 per share.  In the 2013 fiscal year, directors were paid no additional compensation for service as a member of the Audit Committee, the Nominating and Corporate Governance Committee or the Compensation Committee.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of April 22, 2014, by (i) each current director and director nominee; (ii) each executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2013 fiscal year; (iii) all our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, Officers and Director Nominees:
Neil M. Leibman	2,570,569 (3)	17.57%
Roderick L. Danielson	844,586	6.01%
Jaleea P. George	575,000	4.09%
Angela Hanley	100,000 (4)	*
Stuart C. Gaylor	1,843,056 (5)	13.11%
Jefferey Mace Meeks	37,500 (6)	*
James P. Stapleton	37,500 (7)	*
Tom D. O’Leary	2,604,834 (8)	17.89%
Andrew Bursten	768,747 (9)	5.28%

All directors, director nominees and executive officers, as a group	9,308,845	59.72%

5% Shareholders:

Paul M. Wyleczuk	850,000	6.05%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	The address for all officers and directors is c/o Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057.

(2)
Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 14,050,632 shares outstanding as of April 22, 2014, except for certain parties who hold preferred stock which is currently convertible into Common Stock, as well as parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days into shares of Common Stock, whose percentages are based upon the sum of shares of Common Stock outstanding as of April 22, 2014 plus the number of shares of Common Stock subject to stock options and warrants that are presently exercisable or exercisable within 60 days held by them, as well as convertible preferred stock which is convertible into Common Stock currently or within 60 days, as indicated in the following notes.

(3)
Includes 46,479 shares held of record by Boxer Capital, Ltd., a Texas limited partnership.  Mr. Leibman is general partner of Boxer Capital, Ltd. and has sole voting and dispositive power over such shares.  Also includes 1,807,576 shares held of record by MAA Holdings Limited, a Texas limited partnership.  Mr. Leibman is general partner of MAA Holdings Limited and has sole voting and dispositive power over such shares.  Also includes 500,000 shares of Common Stock issuable upon conversion of 500,000 shares of Series B Preferred Stock held by Mr. Leibman.

(4)	Includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Ms. Hanley.

(5)
Includes 1,805,556 shares held of record by GF Holdings, Ltd., a Texas limited partnership.  Mr. Gaylor is the manager of GF Holdings GP, LLC, a Texas limited liability company, which is the general partner of GF Holdings, Ltd.  Mr. Gaylor has voting and dispositive control over securities held by GF Holdings, Ltd.  Also includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Gaylor.

(6)	Includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Meeks.

(7)	Includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Stapleton.

(8)
Includes 500,000 shares of Common Stock issuable upon conversion of 500,000 shares of Series B Preferred Stock held by Mr. O’Leary.  Also includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Mr. O’Leary.

(9)
Includes 256,247 shares held of record by The Riva Bursten 2000 Trust.  Also includes 500,000 shares of Common Stock issuable upon conversion of 500,000 shares of Series B Preferred Stock held by The Riva Bursten 2000 Trust. Mr. Bursten is a trustee of such trust and shares voting and dispositive control over securities held by The Riva Bursten 2000 Trust. Also includes 12,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Bursten.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the 2013 fiscal year, all of the Company’s officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Neil Leibman is a party to a three (3) year credit facility agreement (the “2011 Leibman Credit Facility Agreement”) dated November 30, 2011 with the Company.  Pursuant to the 2011 Leibman Credit Facility Agreement, the Company agreed to pay Mr. Leibman $100,000, or, at Mr. Leibman’s election, Common Stock of the Company, in exchange for acting as a surety in connection with a $250,000 line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out is business.  Pursuant to the 2011 Leibman Credit Facility Agreement, and Mr. Leibman’s election, the Company issued 757,576 shares of Common Stock to Mr. Leibman on December 3, 2012.  Mr. Leibman was appointed as an officer and director of the Company on January 21, 2013.

Tom O’Leary is a party to a three (3) year credit facility agreement (the “2011 O’Leary Credit Facility Agreement”) dated November 30, 2011 with the Company.  Pursuant to the 2011 O’Leary Credit Facility Agreement, the Company agreed to pay Mr. O’Leary $100,000, or, at Mr. O’Leary’s election, common stock of the Company, in exchange for acting as a surety in connection with a $250,000 line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out is business.  Pursuant to the 2011 O’Leary Credit Facility Agreement, and Mr. O’Leary’s election, the Company issued 757,576 shares of common stock to Mr. O’Leary on December 3, 2012.  Mr. O’Leary was appointed as a director of the Company on March 8, 2013.

Rod Danielson and Wallace DeHay entered into an agreement with the Company on December 16, 2011 to provide a credit enhancement to assist the Company in obtaining a $50,000 credit facility.   In consideration for such assistance, the Company issued Mr. Danielson 30,758 shares of common stock of the Company and issued Mr. DeHay 120,757 shares of common stock of the Company.

Neil Leibman is party to a five (5) year credit facility agreement (the “2013 Leibman Credit Facility Agreement”) dated August 29, 2013 with the Company.  Pursuant to the 2013 Leibman Credit Facility Agreement, Mr. Leibman agreed to act as surety and personal guarantor with respect to $413,000 of the Company’s depository requirements, consisting of a line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out its business.  As consideration for Mr. Leibman acting as surety and personal guarantor, the Company issued Mr. Leibman 413,000 shares of its Series A Preferred Stock.

Tom O’Leary is party to a five (5) year credit facility agreement (the “2013 O’Leary Credit Facility Agreement”) dated August 29, 2013 with the Company.  Pursuant to the 2013 O’Leary Credit Facility Agreement, Mr. O’Leary agreed to act as surety and personal guarantor with respect to $413,000 of the Company’s depository requirements, consisting of a line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out its business.  As consideration for Mr. O’Leary acting as surety and personal guarantor, the Company issued Mr. O’Leary 413,000 shares of its Series A Preferred Stock

In February 2014, among other investors, Andrew Bursten, Tom O’Leary and Neil Leibman, members of the Company’s Board of Directors, each entered into a Series B Preferred Stock Purchase Agreement with the Company whereby Messrs. Bursten, O’Leary and Leibman purchased shares of the Company’s Series B Preferred Stock with cash in a private placement transaction pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The Company believes that the foregoing transactions were in the best interests of the Company and its stockholders. As a matter of policy, these transactions were and all future transactions between the Company and its officers, directors, principal stockholders or their affiliates will be approved by a majority of the disinterested members of the Board, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed LBB & Associates Ltd., LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2014. LBB & Associates Ltd., LLP has audited the accounts and records of the Company (including its subsidiary, Summer Energy, LLC) since 2011 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF LBB & ASSOCIATES LTD., LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2014.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by LBB & Associates Ltd., LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2012 and 2013 were $19,831 and $58,591, respectively.

Audit-related Fees

There were no fees for audit-related services rendered by LBB & Associates Ltd., LLP for consents and other assurance services during the during the fiscal years ended December 31, 2012 and 2013.

Tax Fees

There were no fees for tax services rendered by LBB & Associates Ltd., LLP during the fiscal years ended December 31, 2012 and 2013. Income tax return preparation services were provided by another firm in both years.

All Other Fees

There were no other fees for other services rendered by LBB & Associates Ltd., LLP during fiscal years ended December 31, 2012 and 2013.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by LBB & Associates Ltd., LLP for the period of the reverse acquisition of Summer Energy, LLC by Summer Energy Holdings, Inc. (which occurred on March 28, 2012) through December 31, 2012, as well as the fiscal year ended December 31, 2013 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

We do not expect representatives of LBB & Associates Ltd., LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2013 with management.

The Audit Committee also reviewed with LBB & Associates Ltd., LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications with Audit Committees Concerning Independence (Rule 3526)”. The Audit Committee has also considered whether the provision of non-audit services by LBB & Associates Ltd., LLP is compatible with their independence, although there were none, although there were none.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

James Stapleton, Chairperson
Stuart Gaylor
J. Mace Meeks
April 28, 2014

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2013, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/summer2014 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013. REQUESTS SHOULD BE MAILED TO THE SECRETARY, SUMMER ENERGY HOLDINGS, INC., 800 BERING DRIVE, SUITE 260, HOUSTON, TEXAS 77057.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/SUMMER2014 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

SUMMER ENERGY HOLDINGS, INC.

/s/ Stuart C. Gaylor

Stuart C. Gaylor
Chairman of the Board

Houston, Texas
April 28, 2014

ANNEX A

SUMMER ENERGY HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

As adopted by the Board of Directors on
April 2, 2012

I.           Purposes of the Committee

The primary purpose of the Audit Committee (the “Committee”) is oversight. The Committee shall assist the Board of Directors (the “Board”) of Summer Energy Holdings, Inc. (the “Company”) in fulfilling its responsibility to oversee:

•	Management’s conduct of the Company’s financial reporting process;
•	The integrity of the financial statements and other financial information provided by the Company to the Securities and Exchange Commission (the “SEC”) and the public;
•	The Company’s system of internal accounting and financial controls;
•	The Company’s compliance with legal and regulatory requirements;
•	The performance of the Company’s internal audit function;
•	The independent auditors’ qualifications, performance, and independence; and
•	The annual independent audit of the Company’s financial statements.

The Committee shall have direct authority and responsibility to appoint (subject to shareholder ratification), compensate, retain, and oversee the independent auditors.

The Committee shall also prepare the Committee’s report that the SEC rules require be included in the Company’s annual proxy statement.

The Company’s management is responsible for preparing the Company’s financial statements. The independent auditors are responsible for auditing those financial statements. Management, including the internal audit function, and the independent auditors, have more time, knowledge, and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements, or any professional certification as to the independent auditors’ work, including with respect to auditor independence. Each member of the Committee shall be entitled to rely on the integrity of people and organizations from whom the Committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding non-audit services provided by the independent auditors.

II.           Committee Membership

The Committee shall have at least three (3) members. Committee members shall be appointed by the Board from among its members and may be removed by the Board at any time. Each member of the Committee must satisfy such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

Accordingly, each member of the Committee shall be financially literate within a reasonable period of time after appointment to the Committee; must be “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934; and may not serve on more than two other public company audit committees unless the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

The actual number of members shall be determined from time to time by resolution of the Board. Two members of the Committee shall constitute a quorum thereof.

III.           Committee Structure and Operations

The Chair of the Committee shall be designated by the Board. The Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting at any time.

The Committee shall designate its Secretary.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

The Committee may establish sub-committees to carry out such duties as the Committee may assign.

IV.           Committee Activities

The following shall be the common recurring activities of the Committee in carrying out its purposes. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Appoint the independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the coming year; approve the engagement fees and terms; and recommend ratification of that appointment by the shareholders.

a.
Pre-approve all audit and non-audit services to be provided by the independent auditors to the Company in accordance with the Committee’s policies and procedures, and regularly review: (a) the adequacy of the Committee’s policies and procedures for pre-approving the use of the independent auditors for audit and non-audit services with a view to auditor independence; (b) the audit and non-audit services pre-approved in accordance with the Committee’s policies and procedures; and (c) fees paid to the independent auditors for pre-approved audit and non-audit services.

b.
Regularly review with the independent auditors: (a) the arrangements for and the scope of the independent auditors’ audit of the Company’s consolidated financial statements; (b) the results of the audit by the Company’s independent auditors of the Company’s consolidated financial statements; (c) any audit problems or difficulties encountered by the independent auditors and management’s response; (d) any significant deficiency in the design or the operation of the Company’s internal accounting controls identified by the independent auditors and any resulting recommendations; (e) all critical accounting policies and practices used by the Company; (f) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (g) all other material written communications between the independent auditors and management. The Committee shall have ultimate authority to resolve any disagreement between management and the independent auditors regarding financial reporting.

c.	Review major changes to the Company’s auditing and accounting principles and practices based on advice of the independent auditors, the Chief Financial Officer, or management.

d.
At least annually, obtain and review a report by the independent auditors describing: (a) the firm’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Company covered by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ independence. The Committee shall discuss such report with the independent auditors, including issues that impact the independent auditors’ qualifications, performance, or independence.

Evaluate, along with the other members of the Board, management and the Chief Financial Officer, the qualifications, performance, and independence of the independent auditors, including the performance of the lead audit partner.

e.	Monitor regular rotation of audit partners by the independent auditors as required by law.

f.
The Committee, along with the other members of the Board, shall discuss with management and the independent auditors the audited financial statements to be included in the Company’s Annual Report on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 (“SAS No. 114”), including deficiencies in internal controls, fraud, illegal acts, management judgments and estimates, audit adjustments, audit difficulties, and the independent auditors’ judgments about the quality of the Company’s accounting practices.

g.
Discuss with the independent auditors and management the Company’s interim financial results to be included in each quarterly report on Form 10-Q, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Each such review shall include any matters required to be discussed by SAS No. 114, and shall occur prior to the Company’s filing of the related Form 10-Q with the SEC.

h.
Maintain and periodically review the Company’s procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Company, of concerns regarding questionable accounting or auditing matters.

i.
Confer with the Chief Financial Officer, management, and the independent auditors as requested by any of them or by the Committee, at least annually, and review their reports with respect to the functioning, quality, and adequacy of programs for compliance with the Company’s policies and procedures regarding business ethics, financial controls, and internal auditing, including information regarding violations or probable violations of such policies.

j.	Discuss from time to time the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

k.	Discuss from time to time the Company’s policies with respect to risk assessment and risk management.

Maintain hiring policies for employees and former employees of the independent auditors.

l.	Review the expenses of officers of the Company who are also members of the Board and such other officers as it may deem appropriate.

m.
Review with the Chief Financial Officer, at least annually, the activities, budget, staffing, and structure of the internal auditing function of the Company and its subsidiaries, including their evaluations of the performance of that function and any recommendations with respect to improving the performance of or strengthening of that function. As appropriate, the Committee shall review the reports of any internal auditor on a financial safeguard problem that has not resulted in corrective action or has not otherwise been resolved to the auditor’s satisfaction at any intermediate level of audit management.

n.	From time to time, meet separately with management, the internal auditors, and the independent auditors to discuss issues warranting attention by the Committee.

o.	Prepare any report or other disclosure by the Committee required to be included in any proxy statement for the election of the Company’s directors under the rules of the SEC.

p.	Take other such actions and do other such things as may be referred to it from time to time by the Board.

V.           Committee Evaluation

The Committee will annually complete a self-evaluation of the Committee’s own performance and effectiveness and will consider whether any changes to the Committee’s charter are appropriate.

VI.           Committee Reports

The Chair of the Committee will report regularly to the full Board on the Committee’s activities, findings, and recommendations, including the results of the Committee’s self-evaluation and any recommended changes to the Committee’s charter.

VII.           Resources and Authority of the Committee

The Committee has exclusive authority with respect to the retention of the independent auditors described in Section IV of this charter. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee also has the authority to retain outside advisors, including legal counsel, auditors, or other experts, as it deems appropriate; to approve the fees and expenses of such advisors; and to incur such other ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Summer Energy Holdings, Inc.
800 Bering Drive, Suite 260
Houston, Texas 77057

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Neil M. Leibman and Jaleea P. George the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Summer Energy Holdings, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held June 13, 2014, at 9:30 a.m. Central Standard Time at 800 Bering Drive, Suite 260, Houston, Texas 77057, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.           ELECTION OF DIRECTORS:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as Class II directors:  Tom O’Leary and James Stapleton.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)
________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of LBB & Associates Ltd., LLP as the Company’s independent auditors.
_________________

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
______________________________________, 2014

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.